united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21853

Northern Lights Variable Fund Trust

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

James Ash, Gemini Fund Services, LLC.

80 Arkay Dr. Suite 110, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 12/31

Date of reporting period: 12/31/14

Item 1. Reports to Stockholders.

INCOME VIT FUND
Tactical Bond Management

Annual Report
December 31, 2014

1-877-7PWRINC
1-877-779-7462

www.powerincomefund.com

Distributed by Northern Lights Distributors, LLC
Member FINRA

Power Income VIT Fund
Annual Letter to Shareholders

Dear Investors,

We are pleased to address our second annual letter to shareholders.

The Power Income VIT Fund’s (“The Fund”) objective is to maximize total return from income and capital appreciation with the preservation of capital a secondary objective. The Fund seeks to beat an index of all bonds, corporate and government (Barclays Capital U.S. Aggregate Bond Index). During the period from December 31, 2013 to December 31, 2014, the Power Income VIT Fund had the following performance for the various share classes relative to the fixed income indices :

Returns for Period December 31, 2013 through December 31, 2014

12/31/13-
12/31/14
Power Income Fund Class I	0.63%
Power Income Fund Class 2	-1.08%
Barclays Capital U.S. Aggregate Bond Index	5.97%
BofA Merrill Lynch U.S. High Yield Master II Index	2.50%

The Power Income VIT Fund employs a “Tactical” approach to investing. The Fund generally invests in high yield bond funds and/ or money market funds utilizing a proprietary defensive trading system to determine the investments. The system indicates whether it is time to be invested in the high yield asset class or money markets. The purpose of switching between these two investments is an attempt to minimize losses during a downturn and maximize gains during upturns. In addition, the “Tactical” approach can employ a hedging strategy utilizing mutual funds with an inverse relationship to the high yield asset class or short sell high yield Exchange Traded Funds (ETFs). Hedging may be utilized to offset a long position to attempt to bring the Fund to a market neutral position. In addition, the Fund may employ leveraged loan funds or floating rate funds which have similar characteristics to the high yield asset class.

During the course of 2014 the high yield asset class produced its sixth consecutive year of positive performance. However, the asset class did experience weakness in the second half of the year. The capital markets began 2014 with concerns over economic data. Industrial production, mortgage applications and home sales delivered lackluster performance for the start of the New Year. The question remained whether the data was weak due to a harsh inclement winter or due to the negative consequences of the Federal Reserve tapering which had begun. As such the S&P 500 dividend adjusted index started the year with a dip of 3% plus for the month of January. (Source: Investors FastTrack) However, neither the economic concerns nor the political jousting between Obama and Putin over the Ukraine could hold back the equity markets and the high yield credit markets from finishing the first quarter with a continuation of positive strength. The high yield asset class and the Power Income VIT Fund had positive returns for the first quarter of 2014.

The capital markets experienced a relatively benign second quarter and had provided a backdrop for positive performance for the Power Income VIT Fund. With the Federal Reserve choreographing their tapering of asset purchases and indicating a reluctance to raise interest rates until at least 2015, the road was paved for a decrease in volatility. The VXX ETN (a proxy reflecting volatility) had dropped about

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32% for the quarter. (Source: Investors FastTrack) Concerns over an economic slowdown in the first quarter were chalked up to weather related issues. In addition, the Fed passed the liquidity magic wand to the European Conference Board (ECB) which was stepping up their form of stimulus. This had provided further tail wind to the global capital markets and further decreased the pool of yielding assets. Globally there has been a chase for yield and with the shorter end of the curve in many instances offering negative real rates capital is forced to move into relatively stronger currencies or into higher risk credit areas of the fixed income landscape. With that being said, spreads across the credit landscape continued to compress and the high yield asset class spreads narrowed to approximately 3.50% at the end of the quarter.

The third quarter of 2014 brought on some healthy volatility to the equity and credit markets. After ten straight months of positive performance for the BofA Merrill Lynch U.S. High Yield Master II Index, the markets were dealt with some downside volatility. With the U.S. economy showing signs of further improvement as was evidenced in the 2nd quarter GDP numbers, monthly employment reports and the surge in durable goods orders, all eyes once again remained fixated on the Federal Reserve and its leader Janet Yellen. The lulling complacency experienced in the previous couple of quarters came to a halt as concerns mounted over the direction of monetary policy juxtaposed with a sluggish growth environment in Europe and Asia. The question mark at the time was at what point would the Fed begin to raise short term interest rates and begin to “normalize” rates. These uncertainties caused the market to begin a long overdue correction which caused yields and spreads in the high yield asset class to move up.

This volatility and overall weakness continued into the 4th quarter which proved to be a difficult period for the high yield asset class and the Power Income VIT Fund. The asset class was being hampered by an additional risk, crashing oil prices. Concerns throughout the final quarter were mounting as the price of oil had come down on West Texas Intermediate Crude from about $107 per barrel in the June/July time frame to currently about $46 range. This was having an impact on the high yield asset class due to the energy sector exposure which is comprised of fracking and shale companies which are highly leveraged. As the price of oil had come down, the magnitude and precipitous drop has been increasing the risks that these companies profitability would be greatly hampered and defaults for the sector could rise from previous expectations. As such, the high yield asset class, which in many high yield indices has about 15% energy exposure has backed off. Consequently, as of today we are currently positioned in a defensive position and are monitoring our indicators for a potential re-entry point. The following chart of JNK (SPDR Barclays High Yield Bond ETF being used as proxy for high yield asset class) depicts the high yield experience over the last six months:

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Overall the performance of the Fund for the period 12/31/13 thru the end of 2014 can largely be attributed to the dividends received from the underlying high yield funds and floating rate funds, capital gains from the underlying high yield positions and interest received from the cash and cash equivalent exposure. As is evidenced in the aforementioned table the Power Income VIT Fund underperformed its primary benchmark being the Barclays U.S. Aggregate Bond Index as well as the BofA Merrill Lynch U.S. High Yield Master II Index. The largest high yield fund positions that were taken during the time period were the Pimco High Yield Fund (PHIYX) and the Ivy High Income Fund (IVHIX). There were in general two different environments during the period referenced where the high yield asset class and the Power Income VIT Fund’s underlying high yield holdings experienced some downside volatility in the second half of the year. As previously mentioned in such environments the Power Income VIT Fund will apply its sell discipline to each respective underlying fund and shift to a defensive position in cash or cash equivalents in an attempt to pre serve capital.

Dividends and Distributions

In accordance with the Fund’s policy and prospectus, the Power Income VIT Fund made the following dividends or distributions for the referenced period.

Power Income VIT Fund Class I

	Long-Term
Distribution Date	Capital Gain	Short-Term Capital Gain	Dividend Income	Distribution Total
12/29/2014	$0.0394	$0.1180	$0.3882	$0.5456

Power Income VIT Fund Class 2

	Long-Term
Distribution Date	Capital Gain	Short-Term Capital Gain	Dividend Income	Distribution Total
12/29/2014	$0.0394	$0.1180	$0.3592	$0.5166
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Market Outlook and Potential Power Income Fund Implications

W.E. Donoghue & Co., Inc. primarily utilizes technical trend analysis to determine its investment allocations and does not make market predictions. However, the firm does recognize the current economic environment we are in and can comment to the behavior of the high yield asset class in general. High Yield bond funds often referred to as “Junk” bond funds trade on earnings similar to stocks and they generally do well in an improving economy and generally falter in recessionary times. This asset class typically is made up of lower credit quality bonds and hence commands a higher yield, or interest rate, to compensate investors for the additional risk of holding lower credit quality issues. As with any bond issue, this asset class is subject to the ability of corporations to meet their debt payments.

We believe that we will continue to be operating in a low interest rate environment as we proceed forward in 2015. In many instances global interest rates are at historically low levels and in some cases certain countries are operating in a negative interest rate environment. A significant portion of our fixed income asset classes here domestically are offering negative real interest rates when inflation is factored in. Consequently, we continue to believe that there are only a few places for investors to turn to get a meaningful yield. Hence, the high yield asset class as well as the floating rate fixed income will continue to be in demand provided the economy remains intact and there is no significant threat for defaults on the horizon. Despite the significant selloff in oil prices, overall default expectations remain relatively low by historical measures heading into 2015. The larger risk and question of uncertainty from a macro perspective is whether the continued economic progress domestically here in the U.S. can be sustained and bring up the rest of the globe or if we will be subject to the works of the invisible hand and we falter to global weakness. Either way, we will continue to stick with our discipline and get defensive should the conditions warrant it.

We want to thank you for your continued investment and vote of confidence in the Power Income VIT Fund.

Regards,

Investment Committee
W.E. Donoghue & Co., Inc.
Adviser to the Power Income Fund

The S&P 500® Index is an unmanaged composite of 500 large capitalization companies. This index is widely used by professional investors as a performance benchmark for large cap stocks. You cannot invest directly in an index and unmanaged index returns do not reflect any fees, expenses or sales charges.

The BofA Merrill Lynch U.S. High Yield Master II Index: A commonly used benchmark index for high yield corporate bonds. It is administered by Merrill Lynch. The Master II is a measure of the broad high yield market. You cannot invest in an index.

The Barclays Capital U.S. Aggregate Bond Index: A broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-through), ABS, and CMBS. You cannot invest in an index.

The historical performance of the BofAMerrill Lynch U.S. High Yield Master II Index and Barclays Capital U.S. Aggregate Bond Index are unmanaged, do not reflect the deduction of transaction and custodial charges, nor the deduction of a management fee, the incurrence of which would have the effect of decreasing indicated historical performance results.

JNK: A SPDR high yield bond ETF being utilized in chart above as a proxy for the high yield asset class.

2077-NLD-2/3/2015

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Power Income VIT Fund
PORTFOLIO REVIEW (Unaudited)
December 31, 2014

The Fund’s performance figures* for the periods ended December 31, 2014, compared to its benchmark:

	One Year	Since Inception **
Power Income VIT Fund - Class 1	0.63%	3.53%
Power Income VIT Fund - Class 2	(1.08)%	2.30%
Barclays Capital U.S. Aggregate Bond Index***	5.97%	2.45%

Comparison of the Change in Value of a $10,000 Investment

*	The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares as well as other charges and expenses of the insurance contract, or separate account. The total operating expenses as stated in the fee table to the Fund’s prospectus dated May 1, 2014 are 2.05% and 2.55% for Class 1 and Class 2 respectively. For performance information current to the most recent month-end, please call 1-877-779-7462.

**	Inception date for Class 1 and Class 2 shares is April 30, 2012.

***	The Barclays Capital U.S. Aggregate Bond Index is a market capitalization-weighted index, meaning the securities in the index are weighted according to the market size of each bond type. Most U.S. traded investment grade bonds are represented. Municipal bonds and Treasury Inflation-Protected Securities are excluded, due to tax treatment issues. The index includes U.S. Treasury securities, Government agency bonds, mortgage-backed bonds, corporate bonds, and a small amount of foreign bonds traded in U.S. Dollars. Unlike a mutual fund, an index does not reflect any trading costs or management fees. Investors cannot directly invest in an index.

Portfolio Composition as of December 31, 2014

Holdings By Investment Type	% of Net Assets
Short-Term Investments	99.4%
Other Assets less Liabilities	0.6%
100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Fund’s holdings.

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Power Income VIT Fund
PORTFOLIO OF INVESTMENTS
December 31, 2014

Shares		Value
	SHORT-TERM INVESTMENTS - 99.4%
	MONEY MARKET FUNDS - 99.4%
3,000,000	AIM STIT-Government & Agency Portfolio - Institutional Class, 0.01% *	$3,000,000
3,000,000	BlackRock Cash Funds - Institutional Class, 0.12% *	3,000,000
3,000,000	Dreyfus Treasury Prime Cash Management - Institutional Class, 0.00% *	3,000,000
3,000,000	Fidelity Institutional Money Market Funds - Government Portfolio - Class I, 0.01% *	3,000,000
4,305,394	Fidelity Institutional Money Market Funds - Money Market Portfolio - Class I, 0.07% *	4,305,394
	TOTAL SHORT-TERM INVESTMENTS (Cost - $16,305,394)	16,305,394

	TOTAL INVESTMENTS - 99.4% (Cost - $16,305,394) (a)	$16,305,394
	OTHER ASSETS LESS LIABILITIES - 0.6%	92,829
	NET ASSETS - 100.0%	$16,398,223

*	Money market fund; interest rate reflects effective yield on December 31, 2014.

(a)	Represents cost for financial reporting purposes. Aggregate cost for Federal tax purposes is $16,305,394 and differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$—
Unrealized depreciation	—
Net unrealized appreciation	$—

See accompanying notes to financial statements.

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Power Income VIT Fund
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2014

ASSETS
Investment securities:
At cost	$16,305,394
At value	$16,305,394
Receivable for Fund shares sold	149,032
Dividends and interest receivable	13,370
Prepaid expenses and other assets	27
TOTAL ASSETS	16,467,823

LIABILITIES
Fees payable to other affiliates	6,538
Investment advisory fees payable	25,861
Distribution (12b-1) fees payable	6,925
Payable for Fund shares redeemed	234
Accrued expenses and other liabilities	30,042
TOTAL LIABILITIES	69,600
NET ASSETS	$16,398,223

Composition of Net Assets:
Paid in capital	$16,345,068
Undistributed net investment income	340,234
Accumulated net realized loss from security transactions	(287,079)
NET ASSETS	$16,398,223

Net Asset Value Per Share:
Class 1 Shares:
Net Assets	$110
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	11
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$10.10	(a)

Class 2 Shares:
Net Assets	$16,398,113
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	1,662,913
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$9.86

(a)	Net assets divided by shares outstanding does not equal net asset value due to rounding.

See accompanying notes to financial statements.

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Power Income VIT Fund
STATEMENT OF OPERATIONS
For the Year Ended December 31, 2014

INVESTMENT INCOME
Dividends	$725,716
Interest	1,482
TOTAL INVESTMENT INCOME	727,198

EXPENSES
Investment advisory fees	172,124
Distribution (12b-1) fees:
Class 2	86,061
Accounting services fees	24,890
Professional fees	37,843
Administrative services fees	18,869
Compliance officer fees	11,656
Trustees fees and expenses	10,946
Printing and postage expenses	8,418
Custodian fees	7,418
Transfer agent fees	5,538
Insurance expense	989
Other expenses	1,978
NET EXPENSES	386,730

NET INVESTMENT INCOME	340,468

REALIZED AND UNREALIZED LOSS ON INVESTMENTS
Net realized loss from security transactions	(280,186)
Net change in unrealized depreciation on investments	(158,214)
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(438,400)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(97,932)

See accompanying notes to financial statements.

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Power Income VIT Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	December 31, 2014	December 31, 2013
FROM OPERATIONS
Net investment income	$340,468	$562,793
Net realized gain (loss) from security transactions	(280,186)	165,180
Distributions of realized gains from underlying investment companies	—	74,688
Net change in unrealized appreciation (depreciation) on investments	(158,214)	149,847
Net increase (decrease) in net assets resulting from operations	(97,932)	952,508

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gains
Class 1	(2)	(1)
Class 2	(246,628)	(209,609)
From net investment income:
Class 1	(4)	(2)
Class 2	(562,827)	(242,475)
Net decrease in net assets from distributions to shareholders	(809,461)	(452,087)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class 2	13,036,912	23,576,765
Net asset value of shares issued in reinvestment of distributions:
Class 1	6	3
Class 2	809,455	452,084
Payments for shares redeemed:
Class 2	(17,400,050)	(33,600,114)
Net decrease in net assets from shares of beneficial interest	(3,553,677)	(9,571,262)

TOTAL DECREASE IN NET ASSETS	(4,461,070)	(9,070,841)

NET ASSETS
Beginning of Year	20,859,293	29,930,134
End of Year *	$16,398,223	$20,859,293
*Includes undistributed net investment income of:	$340,234	$562,708

SHARE ACTIVITY
Class 1:
Shares Reinvested	1	—
Net increase in shares of beneficial interest outstanding	1	—

Class 2:
Shares Sold	1,232,536	2,260,887
Shares Reinvested	82,178	43,977
Shares Redeemed	(1,640,540)	(3,229,714)
Net decrease in shares of beneficial interest outstanding	(325,826)	(924,850)

See accompanying notes to financial statements.

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Power Income VIT Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Class 1
	For the	For the	For the
	Year Ended	Year Ended	Period Ended
	December 31, 2014	December 31, 2013	December 31, 2012 (1)
Net asset value, beginning of period	$10.58	$10.31	$10.00

Activity from investment operations:
Net investment income (2)	0.39	0.47	0.10
Net realized and unrealized gain (loss) on investments	(0.32)	0.11	0.21
Total from investment operations	0.07	0.58	0.31

Less distributions from:
Net investment income	(0.39)	(0.20)	—
Net realized gains	(0.16)	(0.11)	—
Total distributions	(0.55)	(0.31)	—

Net asset value, end of period	$10.10	$10.58	$10.31

Total return (3)	0.63%	5.74%	3.10	% (4)

Net assets, at end of period	$110	$109	$103

Ratio of expenses to average net assets (5)	1.75%	1.52%	1.68	% (6)

Ratio of net investment income to average net assets (5,7)	1.48%	3.30%	1.42	% (6)

Portfolio Turnover Rate	314%	340%	274	% (4)

(1)	The Power Income VIT Fund’s Class 1 shares commenced operations April 30, 2012.

(2)	Per share amounts calculated using the average shares method, which appropriately presents the per share data for the period.

(3)	Total returns are historical in nature and assume reinvestment of dividends and capital gain distributions.

(4)	Not annualized.

(5)	Does not include the expenses of other investment companies in which the Fund invests.

(6)	Annualized.

(7)	Recognition of net investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

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Power Income VIT Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Class 2
	For the	For the	For the
	Year Ended	Year Ended	Period Ended
	December 31, 2014	December 31, 2013	December 31, 2012 (1)
Net asset value, beginning of period	$10.49	$10.27	$10.00

Activity from investment operations:
Net investment income (2)	0.21	0.29	0.13
Net realized and unrealized gain (loss) on investments	(0.32)	0.17	0.14
Total from investment operations	(0.11)	0.46	0.27

Less distributions from:
Net investment income	(0.36)	(0.13)	—
Net realized gains	(0.16)	(0.11)	—
Total distributions	(0.52)	(0.24)	—

Net asset value, end of period	$9.86	$10.49	$10.27

Total return (3)	(1.08)%	4.60%	2.70	% (4)

Net assets, at end of period (000s)	$16,398	$20,859	$29,930

Ratio of expenses to average net assets (5)	2.25%	2.02%	2.18	% (6)

Ratio of net investment income to average net assets (5,7)	1.98%	2.80%	1.92	% (6)

Portfolio Turnover Rate	314%	340%	274	% (4)

(1)	The Power Income VIT Fund’s Class 2 shares commenced operations April 30, 2012.

(2)	Per share amounts calculated using the average shares method, which appropriately presents the per share data for the period.

(3)	Total returns are historical in nature and assume reinvestment of dividends and capital gain distributions.

(4)	Not annualized.

(5)	Does not include the expenses of other investment companies in which the Fund invests.

(6)	Annualized.

(7)	Recognition of net investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

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Power Income VIT Fund
NOTES TO FINANCIAL STATEMENTS
December 31, 2014

1.	ORGANIZATION

The Power Income VIT Fund (the “Fund”) is a diversified series of shares of beneficial interest of Northern Lights Variable Trust (the “Trust”), a trust organized on November 2, 2005 under the laws of the State of Delaware, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund’s investment objective is to seek total return from income and capital appreciation with capital preservation as a secondary objective. The Fund commenced operations on April 30, 2012.

The Fund currently offers two classes of shares: Class 1 shares and Class 2 shares. Class 1 and 2 shares are offered at net asset value. Each class of shares of the Fund has identical rights and privileges except with respect to arrangements pertaining to shareholder servicing or distribution, class-related expenses, voting rights on matters affecting a single class of shares, and the exchange privilege of each class of shares. The Fund’s share classes differ in the fees and expenses charged to shareholders. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

Valuation of Underlying Funds – The Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the Underlying Funds.

Open-ended funds are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurance that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

The Fund may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board of Trustees (the “Board”). The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The team may also enlist third party consultants such as an audit firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

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Power Income VIT Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2014

Fair Valuation Process – This team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the advisor to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

13

Power Income VIT Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2014

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of December 31, 2014 for the Fund’s investments measured at fair value:

Assets *	Level 1	Level 2	Level 3	Total
Short-Term Investments	$16,305,394	$—	$—	$16,305,394
Total	$16,305,394	$—	$—	$16,305,394

The Fund did not hold any Level 3 securities during the year.

There were no transfers into and out of Level 1 and 2 during the year. It is the Fund’s policy to record transfers between levels at the end of the reporting period.

*	See Portfolio of Investments for industry classification.

Exchange Traded Funds – The Fund may invest in exchange traded funds (“ETFs”). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The Fund may purchase an ETF to gain exposure to a portion of the U.S. or a foreign market. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Security Transactions and Related Income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. The accounting records are maintained in U.S. dollars.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid annually. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are recorded on ex-dividend date and are determined in accordance with Federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their Federal tax-basis treatment; temporary differences do not require reclassification. These reclassifications have no effect on net assets, results from operations or net asset value per share of the Fund.

Federal Income Tax – It is the Fund’s policy to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no Federal income tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for the open tax years (2012 - 2013) or expected to be taken by the Fund in its 2014 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal and Nebraska. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

14

Power Income VIT Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2014

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT TRANSACTIONS

For the year ended December 31, 2014, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to $39,630,108 and $57,846,239, respectively.

4.	INVESTMENT ADVISORY AGREEMENT / TRANSACTIONS WITH AFFILIATES

W.E. Donoghue & Co., Inc. serves as the Fund’s investment advisor (the “Advisor”). The Fund has employed Gemini Fund Services, LLC (“GFS”) to provide administration, fund accounting, and transfer agent services. A Trustee and certain officers of the Fund are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Pursuant to an investment advisory agreement with the Trust, on behalf of the Fund (the “Advisory Agreement”), under the oversight of the Board, the Advisor supervises the performance of the daily operations of the Fund and the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor an investment advisory fee, computed and accrued daily and paid monthly, at an annual rate of 1.00% of the Fund’s average daily net assets. For the year ended December 31, 2014, the Advisor earned advisory fees of $172,124.

The Advisor has contractually agreed to reduce its fees and/or absorb expenses of the Fund, until at least April 30, 2015, to ensure that total annual fund operating expenses after fee waiver and/or reimbursement (exclusive of any front-end or contingent deferred loads; brokerage fees and commissions, acquired fund fees and expenses; fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); borrowing costs (such as interest and dividend expense on securities sold short); taxes; and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Advisor)) will not exceed 2.00% and 2.50% for Class 1 and Class 2 shares, respectively; subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits. During the year ended December 31, 2014, the Advisor did not waive any fees. There are no amounts of expense waivers subject to recapture.

Distributor – The distributor of the Fund is Northern Lights Distributors, LLC (the “Distributor”), an affiliate of GFS. The Board of Trustees of the Northern Lights Variable Trust has adopted, on behalf of the Fund, the Trust’s Master Distribution and Shareholder Servicing Plan (the “Plan”), as amended, pursuant to Rule 12b-1 under the Investment Company Act of 1940, to pay for certain distribution activities and shareholder services. Under the Plan, the Fund may pay 0.50% per year of the average daily net assets of Class 2 shares. For the year ended December 31, 2014, the Fund incurred distribution fees of $86,061 for Class 2 shares.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s Class 1 and Class 2 shares. During the year ended December 31, 2014, the Distributor did not receive any underwriting commissions for sales of the Fund’s shares.

Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. GFS provides Principal Executive Officer and a Principal Financial Officer to the Fund.

15

Power Income VIT Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2014

In addition, certain affiliates of GFS provide ancillary services to the Fund as follows:

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Gemcom, LLC (“Gemcom”), an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Gemcom receives customary fees from the Fund.

5.	DISTRIBUTIONS TO SHAREHOLDERS & TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the fiscal years ended December 31, 2014 and December 31, 2013 was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	December 31, 2014	December 31, 2013
Ordinary Income	$747,815	$434,741
Long - Term Capital Gain	61,646	17,346
	$809,461	$452,087

As of December 31, 2014, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

Undistributed	Undistributed	Capital Loss	Other		Unrealized	Total
Ordinary	Long-Term	Carry	Book/Tax	Post October	Appreciation/	Accumulated
Income	Gains	Forwards	Differences	Losses	(Depreciation)	Earnings/(Deficits)
$340,234	$—	$(287,079)	$—	$—	$—	$53,155

At December 31, 2014, the Fund had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

Non-Expiring	Non-Expiring
Short-Term	Long-Term	Total
$287,079	$—	$287,079

Permanent book and tax differences, primarily attributable to the reclass of ordinary income distributions resulted in reclassifications for the year ended December 31, 2014 as follows:

Undistributed	Accumulated
Net Investment	Net Realized
Income (Loss)	Gain (Loss)
$(111)	$111

6.	UNDERLYING INVESTMENT IN OTHER INVESTMENT COMPANIES

The Fund currently invests a portion of its assets in the Fidelity Institutional Money Market Funds – Money Market Portfolio (the “Fidelity Portfolio”). The Fund may redeem its investment from the Fidelity Portfolio at any time if the Advisor determines that it is in the best interest of the Fund and its shareholders to do so. The performance of the Fund may be directly affected by the performance of the Fidelity Portfolio. The financial statements of the Fidelity Portfolio, including the portfolio of investments, can be found at Fidelity’s website www.fidelity.com or the Securities and Exchange Commission’s website www.sec.gov and should be read in conjunction with the Fund’s

16

Power Income VIT Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2014

financial statements. As of December 31, 2014, the percentage of the Fund’s net assets invested in the Fidelity Portfolio was 26.26%.

7.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of the Fund creates presumption of control of the Fund, under Section 2(a)(9) of the 1940 Act. As of December 31, 2014, Nationwide Life Insurance Co. held approximately 63% of the voting securities for the benefit of others.

8.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

17

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Northern Lights Variable Trust
and the Shareholders of Power Income VIT Fund

We have audited the accompanying statement of assets and liabilities of Power Income VIT Fund (the “Fund”), a series of shares of beneficial interest in Northern Lights Variable Trust, including the portfolio of investments, as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the two-year period then ended and for the period April 30, 2012 (commencement of operations) through December 31, 2012. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2014 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Power Income VIT Fund as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the two-year period then ended and for the period April 30, 2012 through December 31, 2012, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
February 13, 2015

18

Power Income VIT Fund
EXPENSE EXAMPLES (Unaudited)
December 31, 2014

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2014 through December 31, 2014.

Actual Expenses

The “Actual” expenses line in the table below provides information about actual account values and actual expenses. You may use the information below; together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as annuity costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Fund’s	Beginning	Ending	Expenses Paid
	Annualized Expense	Account Value	Account Value	During Period *
Actual	Ratio	7/1/2014	12/31/2014	7/1/2014 – 12/31/2014
Class 1	1.47%	$1,000.00	$969.60	$7.29
Class 2	1.97%	$1,000.00	$961.70	$9.73

	Fund’s	Beginning	Ending	Expenses Paid
Hypothetical	Annualized Expense	Account Value	Account Value	During Period *
(5% return before expenses)	Ratio	7/1/2014	12/31/2014	7/1/2014 – 12/31/2014
Class 1	1.47%	$1,000.00	$1,017.80	$7.47
Class 2	1.97%	$1,000.00	$1,015.28	$10.00

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the number of days in the period (184) divided by the number of days in the fiscal year (365).
19

Power Income VIT Fund
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
December 31, 2014

The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Mark Garbin Born in 1951	Trustee Since 2013	Managing Principal, Coherent Capital Management LLC (since 2007).	100	Two Roads Shared Trust (since 2012) (Chairman of the Valuation Committee); Forethought Variable Insurance Trust (since 2013) (Lead Independent and Chairman of the Valuation Committee); Independent Director OHA Mortgage Strategies Fund (offshore), Ltd. (since 2014); and Northern Lights Fund Trust (since 2013)

Mark D. Gersten Born in 1950	Trustee Since 2013	Independent Consultant (since 2012); Senior Vice President – Global Fund Administration Mutual Funds & Alternative Funds, AllianceBernstein LP (1985 – 2011).	100	Schroder Global Series Trust and Two Roads Shared Trust (since 2012); and Northern Lights Fund Trust (since 2013)
Anthony J. Hertl Born in 1950	Trustee Since 2005; Chairman of the Board since 2013	Consultant to small and emerging businesses (since 2000).	100	AdvisorOne Funds (2004-2013); Alternative Strategies Fund (since 2010); Satuit Capital Management Trust. (2007 – May, 2010); The Z- Seven Fund, Inc. (2007 – May, 2010), Greenwich Advisers Trust (2007–February 2011), Global Real Estate Fund (2008-2011), The World Funds Trust (2010-2013) and Northern Lights Fund Trust (since 2005)
Gary W. Lanzen Born in 1954	Trustee Since 2005	Retired since 2012. Formerly, Founder, Partner and President, Orizon Investment Counsel, Inc. (2000-2006); Chief Investment Officer (2000 - 2010).	100	AdvisorOne Funds (16 portfolios) (since 2003); Alternative Strategies Fund (since 2010); and Northern Lights Fund Trust (since 2005)
John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	131	Northern Lights Fund Trust (since 2011); NLFT III (since February 2012); Alternative Strategies Fund (since 2012)
Mark H. Taylor Born in 1964	Trustee Since 2007	Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (since 2009); President, Auditing Section of the American Accounting Association (2012-2015); Former member of the AICPA Auditing Standards Board, AICPA (2008-2011); Fellow, Office of the Chief Accountant, United States Securities Exchange Commission (2005-2006).	131	Alternative Strategies Fund (since 2010); Lifetime Achievement Mutual Fund, Inc. (LFTAX) (Director and Audit Committee Chairman) (2007-2012); NLFT III (since February 2012); Northern Lights Fund Trust (since 2007)

12/31/14-NLVT-V4

20

Power Income VIT Fund

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

December 31, 2014

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Andrew Rogers*** 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Trustee Since 2013; President Since 2006	Chief Executive Officer, Gemini Alternative Funds, LLC (since 2013); Chief Executive Officer, Gemini Hedge Fund Services, LLC (since 2013); Chief Executive Officer, Gemini Fund Services, LLC (since 2012); President and Manager, Gemini Fund Services, LLC (2006 - 2012); Formerly President and Manager, GemCom LLC (2004 - 2011).	100	Northern Lights Variable Trust (since 2013)

Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Treasurer Since 2006	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, GemCom, LLC (2004 - 2013).	N/A	N/A
James P. Ash 80 Arkay Drive Hauppauge, NY 11788 Born in 1976	Secretary Since 2011	Senior Vice President, Gemini Fund Services, LLC (since 2012); Vice President, Gemini Fund Services, LLC (2011 - 2012); Director of Legal Administration, Gemini Fund Services, LLC (2009 - 2011); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).	N/A	N/A

Emile R. Molineaux Born in 1962	Chief Compliance Officer Since 2011	Senior Compliance Officer of Northern Lights Compliance Services, LLC (since 2011); General Counsel, CCO and Senior Vice President, Gemini Fund Services, LLC (2004 - June 2012); Secretary and CCO, Northern Lights Compliance Services, LLC; (2003-2011); In-house Counsel, The Dreyfus Funds (1999 – 2003).	N/A	N/A

*	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

**	The term “Fund Complex” includes the Northern Lights Fund Trust (“NLFT”), Northern Lights Fund Trust II (“NLFT II”), Northern Lights Fund Trust III (“NLFT III”) and the Northern Lights Variable Trust (“NLVT”).

***	Andrew Rogers is an “Interested Trustee” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant and Transfer Agent).

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-877-779-7462.

12/31/14-NLVT-V4

21

PRIVACY NOTICE

Northern Lights Fund Trust

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603
22

PRIVACY NOTICE

Northern Lights Fund Trust

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Fund Trust doesn’t jointly market.
23

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-877-779-7462 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-877-779-7462.

INVESTMENT ADVISOR
W.E. Donoghue & Co., Inc.
629 Washington Street
Norwood, MA 02062

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Dr. Suite 110
Hauppauge, NY 11788

Item 2. Code of Ethics.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c) Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d) Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a) The board of directors of the fund has determined that Mark Gersten, Anthony Hertl and Mark Taylor are independent audit committee financial experts.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

FYE 2013 - $13,500

FYE 2014 - $13,700

(b)	Audit-Related Fees

FYE 2013 - None

FYE 2014 - None

(c)	Tax Fees

FYE 2013 - $2,000

FYE 2014 - $2,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

FYE 2013 - None

FYE 2014 – None

(e) (1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee
	2012	2013
Audit-Related Fees:	0.00%	0.00%
Tax Fees:	0.00%	0.00%
All Other Fees:	0.00%	0.00%
(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2013 - $2,000

2014 - $2,000

(h) The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a) Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)	Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Variable Fund Trust

By (Signature and Title)

/s/ Andrew B. Rogers

Andrew B. Rogers, President

Date 3/12/15

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew B. Rogers

Andrew B. Rogers, President

Date 3/12/15

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Treasurer

Date 3/12/15